TRANSAMERICA I-SHARE II VARIABLE ANNUITY
Issued through
Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company
Separate Account VA B and Separate Account VA BNY
Updating Summary Prospectus
December 1, 2021
This Updating Summary Prospectus summarizes certain key features of the Transamerica I-Share II Variable Annuity variable annuity Policy (“the Policy”), The Updating Summary Prospectus also provides a summary of Policy features that have changed.
The prospectus for the Policy contains more information about the Policy, including its features, benefits, and risks. You can find the prospectus and other information about the Policy online at transamerica.com. You can also obtain this information at no cost by calling (800) 525-6205, or You can also request this information from Your registered representative.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the Portfolio Companies available under Your Policy (the “Portfolios”) are no longer sent by mail, unless you specifically request paper copies of the reports from Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company (“Transamerica”). Instead, the reports will be made available on transamerica.com. We’ll let You know by mail each time a report is posted. The notification will have a URL for accessing the report. If You’ve already elected to receive documents from us electronically, You’re not affected by this change. You’re already receiving an email with a link to the reports so there’s nothing You need to do.
You do have the option of continuing to receive paper copies of all future shareholder reports free of charge. If You’d like this option, give us a call at (800) 525-6205, Monday through Thursday 8 - 6:30, or Friday 8 - 5:30 ET.
Your election to receive reports in paper will apply to all Portfolio Companies available under Your Policy.

ii

special TERMS
Administrative Office - Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 6400 C Street SW, Cedar Rapids, IA 52499, (800) 525-6205.
Annuitant - The person on whose life any annuity payments involving life contingencies will be based.
Annuity Commencement Date - The date upon which annuity payments are to commence. This date may not be later than the last day of the Policy month following the month in which the Annuitant attains age 99 (earlier if required by state law).
Fixed Account - One or more Investment Options under the Policy that are part of our general assets and are not in the Separate Account.
Investment Option(s) - The Subaccounts and the Fixed Account.
Owner (You, Your) - The person who may exercise all rights and privileges under the Policy.
Policy - The Transamerica I-Share II Variable Annuity, an individual deferred, flexible premium variable annuity. Also referred to as the contract.
Policy Date - The date shown on the Policy data page attached to the Policy and the date on which the Policy becomes effective.
Policy Value - On or before the Annuity Commencement Date, the Policy Value is equal to the Owner's:
•	premium payments; minus
•	gross withdrawals (withdrawals plus or minus Excess Interest Adjustment plus taxes (on the withdrawal)); plus
•	interest credited in the Fixed Account; plus
•	accumulated gains in the Separate Account; minus
•	accumulated losses in the Separate Account; minus
•	service charges, rider fees, premium taxes, transfer fees, and other charges (including those imposed upon termination), if any.
Policy Year - A Policy Year begins on the Policy Date and on each anniversary thereafter.
Portfolio Company(ies) - The investment company(ies) made available as Investment Options under the Policy. Also referred to as underlying fund portfolios.
Separate Account - Separate Account VA B and Separate Account VA BNY, Separate Accounts established and registered as unit investment trusts under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.
Separate Account Value - The portion of the Policy Value that is invested in the Separate Account.
Subaccount - A subdivision within the Separate Account, the assets of which are invested in a specified Underlying Fund Portfolio .
summary of policy features that have changed
The information in this Updating Summary Prospectus is a summary of certain Policy features that have changed since the last current Prospectus. This may not reflect all of the changes that have occurred since You entered into Your Policy.
•	For changes in the names of certain portfolios and/or Advisers/Subadvisors please refer to the Appendix - Portfolio Companies Available Under the Policy.
•	For updated portfolio expense information please refer to Important Information You Should Consider About This Policy and the Appendix - Portfolio Companies Available Under the Policy.
•	For updated portfolio performance information please refer to the Appendix - Portfolio Companies Available Under the Policy.

important INFORMATION you should consider about the policy
	FEES AND EXPENSES			Location in Prospectus
Transaction Charges	You may be assessed a transfer fee and special services fee.
Transfer Fee. We reserve the right to charge for transfers among Investment Options after the first 12 transfers per Policy Year. For each such additional transfer, we may impose a transfer fee of $10. Currently, we do not charge a transfer fee, but reserve the right to do so.
	Special Service Fee. We reserve the right to deduct a charge for special services, including overnight delivery, duplicate policies, handling insufficient checks on new business, duplicate Form 1099 and Form 5498 tax forms, check copies, printing and mailing previously submitted form, and asset verification requests from mortgage companies.			Annuity Policy Fee Tables and Expense Examples Expenses – Transaction Expenses
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that You may pay each year, depending on the options You choose. These fees and expenses do not reflect any advisory fees paid to financial intermediaries from the Policy Value or other assets of the Owner; if such charges were reflected, the fees and expenses would be higher. Please refer to Your Policy specifications page for information about the specific fees You will pay each year based on the options You have elected.			Annuity Policy Fee Tables and Expense Examples Base Contract Expenses Appendix – Portfolio Companies Available Under the Policy
	Annual Fee	Minimum	Maximum
	Base Policy[1]	.20%	2.20%
	Portfolio Company (fund fees and expenses)[2]	0.12%	6.00%
	Optional Benefit Expenses (if elected)	0.10% [1]	2.50% [3]
1 As a percentage of average Separate Account Value.
[2] As a percentage of Portfolio Company assets.
[3] As a percentage of the Rider Fee Basis or Withdrawal Base.
Because Your Policy is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your Policy, the following table shows the lowest and highest cost You could pay each year based on current charges. This estimate assumes that You do not take withdrawals from the Policy.
	Lowest Annual Cost $379	Highest Annual Cost $11,204
	Assumes:	Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive Portfolio Company fees and expenses
• No optional benefits
• No sales charges or advisory fees
• No additional purchase payments, transfers, or withdrawals	• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of optional benefits and Portfolio Company fees and expenses
• No sales charges or advisory fees
• No additional purchase payments, transfers, or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Policy.	Principal Risks of Investing in the Policy
Not a Short-Term Investment	This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
	The benefits of tax deferral and living benefit protection also means the Policy is more beneficial to investors with a long time horizon.	Principal Risks of Investing in the Policy Tax Information
Risks Associated with Investment Options	• An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Policy.
• Each Investment Option, including the Fixed Account, has its own unique risks.
	• You should review the prospectuses for the available Portfolio Companies before making an investment decision.	Principal Risks of Investing in the Policy Investment Options Appendix: Portfolio Companies Available Under the Policy
Insurance Company Risks	Any obligations (including under the Fixed Account), guarantees, and benefits under the Policy are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to You. More information about Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company, including our financial strength ratings, is available by visiting www.transamerica.com or by calling toll-free 1-800-525-6205.	Principal Risks of Investing in the Policy Information About Us Financial Condition
	RESTRICTIONS	Location in Prospectus
Investments	• We reserve the right to impose a charge for transfers in excess of 12 transfers per Policy Year.
• We reserve the right to limit transfers in circumstances of large or frequent transfers.
• The Fixed Account option may not be available for investment depending on when You applied for Your Policy and when it was issued.
	• We reserve the right to remove or substitute the Portfolio Companies that are available as Investment Options under the Policy.	Expenses – Transaction Expenses Investment Option – Transfers Market Timing and Disruptive Trading
Optional Benefits	• Certain optional benefits limit or restrict the Investment Options that You may select under the Policy. We may change these restrictions in the future.
• Withdrawals that exceed limits specified by the terms of an optional benefit may reduce the value of an optional benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.
• If you have Advisory Fees deducted from Your Policy Value and paid directly to Your advisor, asset manager, or broker/dealer on Your behalf, such deductions will reduce Your Policy Value and may have significant negative consequences to the value of any optional benefits you have elected. Such deduction may be subject to federal and state income taxes, and may be subject to a 10% federal tax penalty.
	• We may stop offering an optional benefit at any time for new sales, which includes sales to the Owners who may want to purchase the benefit after they purchase the Policy.	Investment Restrictions Benefits Available Under the Policy Access to Your Money - Surrenders and Withdrawals Guaranteed Lifetime Withdrawal Benefit Riders

	TAXES	Location in Prospectus
Tax Implications	• Consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
• If You purchase the Policy as an individual retirement account or through a tax qualified plan, You do not get any additional tax benefit.
	• You will generally not be taxed on increases in the value of Your Policy until they are withdrawn. Earnings on Your Policy are taxed at ordinary income tax rates when withdrawn, and You may have to pay a penalty if You take a withdrawal before age 59 ½.	Tax Information
	CONFLICT OF INTEREST	Location in Prospectus
Investment Professional Compensation	Your investment professional may receive compensation for selling this Policy to You, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. Our affiliate, Transamerica Capital, Inc. (“TCI”) is the principal underwriter, may share the revenue we earn on this Policy with Your investment professional’s firm. In addition, we may pay all or a portion of the cost of affiliates’ operating and other expenses. This conflict of interest may influence Your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or compensated less.	Distribution of the Policies
Exchanges	If You already own an insurance Policy, some investment professionals may have a financial incentive to offer You a new Policy in place of the one You own. You should only exchange a Policy You already own if You determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new Policy rather than continue to own Your existing Policy.	Exchanges and/or Reinstatements

APPENDIX
PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY
The following is a list of current Portfolio Companies available under the Policy, which are subject to change as discussed in this prospectus.  Depending on the optional benefits You choose, You may not be able to invest in certain Portfolio Companies.
More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at dfinview.com/Transamerica/TAHD/VA. You can also request this information at no cost by calling our Administrative Office at 1-800-525-6205.
The current expenses and performance below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/20)
					1 year	5 years	10 years
Investment Objective: To maximize total return consistent with the Adviser's determination of reasonable risk	AB Balanced Wealth Strategy Portfolio - Class B Advised by: AllianceBernstein L.P.	1.02%	0.20%	1.22%	9.25%	7.85%	7.30%
Investment Objective: Long-term growth of capital.	AB Growth and Income Portfolio - Class B Advised by: AllianceBernstein L.P.	0.87%	0.20%	1.07%	2.47%	9.46%	11.29%
Investment Objective: To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Funds - Asset Allocation Fund Class 4 Advised by: Capital Research and Management CompanySM	0.80%	0.20%	1.00%	12.16%	10.31%	9.68%
Investment Objective: To provide growth of capital.	American Funds - Growth FundSM - Class 4 Advised by: Capital Research and Management CompanySM	0.86%	0.13%	0.99%	51.71%	22.44%	16.57%
Investment Objective: To achieve long-term growth of capital and income.	American Funds - Growth-Income FundSM - Class 4 Advised by: Capital Research and Management CompanySM	0.80%	0.13%	0.93%	13.25%	13.65%	12.47%
Investment Objective: To achieve long-term growth of capital.	American Funds - International FundSM - Class 4] Advised by: Capital Research and Management CompanySM	1.05%	0.13%	1.18%	13.66%	10.45%	6.43%
Investment Objective: Long-term capital appreciation.	American Funds - New World Fund® - Class 4 Advised by: Capital Research and Management CompanySM	1.09%	0.15%	1.24%	23.29%	13.05%	6.28%
Investment Objective: To provide as high a level of current income as is consistent with the preservation of capital.	American Funds - The Bond Fund of AmericaSM - Class 4 Advised by: Capital Research and Management CompanySM	0.71%	0.11%	0.82%	9.38%	4.66%	3.67%
Investment Objective: Provide a market rate of return for a fixed income portfolio with low relative volatility of returns.	DFA VA Global Bond Portfolio - Institutional Class Advised by: Dimensional Fund Advisors LP	0.24%	0.60%	0.84%	1.46%	2.24%	2.46%
Investment Objective: Seeks income and capital growth consistent with reasonable risk.	Fidelity ® VIP Balanced Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.73%	0.30%	1.03%	22.13%	12.47%	10.10%
Investment Objective: Seeks capital appreciation.	Fidelity ® VIP Consumer Staples - Initial Class Advised by: Fidelity Management & Research Company	0.67%	0.50%	1.17%	11.78%	8.09%	11.00%
Investment Objective: Seeks long-term capital appreciation.	Fidelity ® VIP Contrafund® Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.86%	0.20%	1.06%	30.23%	15.90%	13.23%
Investment Objective: Seeks capital appreciation.	Fidelity ® VIP Energy Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.94%	0.30%	1.24%	-32.88%	-6.36%	-4.77%
Investment Objective: Seeks capital appreciation.	Fidelity ® VIP Health Care Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.89%	0.30%	1.19%	21.28%	-	-
Investment Objective: Seeks long-term growth of capital.	Fidelity ® VIP Mid Cap Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.87%	0.20%	1.07%	17.87%	10.79%	9.22%
Investment Objective: Seeks capital appreciation.	Fidelity ® VIP Technology Portfolio - Initial Class Advised by: Fidelity Management & Research Company	0.63%	0.50%	1.13%	64.95%	31.10%	20.09%

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/20)
					1 year	5 years	10 years
Investment Objective: Seeks capital appreciation.	Fidelity ® VIP Utilities Portfolio - Initial Class Advised by: Fidelity Management & Research Company	0.67%	0.50%	1.17%	-0.12%	12.50%	11.16%
Investment Objective: Seeks capital appreciation.	Fidelity ® VIP Value Strategies Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.91%	0.20%	1.11%	8.02%	9.23%	9.21%
Investment Objective: The highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	State Street Total Return V.I.S. Fund - Class 3 Advised by: SSGA Funds Management, Inc.	0.85%	-	-	6.14%	6.97%	6.12%
Investment Objective: Seeks long-term capital appreciation and current income.	Transamerica 60/40 Allocation VP - Service Class Advised by: Transamerica Asset Management, Inc.	0.76%	-	-	4.68%	7.43%	6.33%
Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.	Transamerica Aegon High Yield Bond VP - Service Class Sub-Advised by: Aegon USA Investment Management, LLC	0.88%	-	-	4.68%	7.43%	6.33%
Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.	Transamerica Aegon Sustainable Equity Income VP - Service Class Sub-Advised by: Aegon Asset Management UK plc (“AAM”)	0.94%	-	-	-7.59%	6.06%	7.92%
Investment Objective: Seeks to provide as high a level of total return as is consistent with prudent investment strategies.	Transamerica Aegon U.S. Government Securities VP - Service Class Sub-Advised by: Aegon USA Investment Management, LLC	0.84%	-	-	8.66%	3.45%	3.08%
Investment Objective: Seeks to provide total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.	Transamerica American Funds Managed Risk VP - Service Class Sub-Advised by: Milliman Financial Risk Management LLC	1.12%	-	-	4.29%	7.13%	5.54%
Investment Objective: Seeks to maximize total return.	Transamerica BlackRock Global Real Estate Securities VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	1.06%	-	-	-0.51%	4.43%	5.45%
Investment Objective: Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Transamerica BlackRock Government Money Market VP - Service Class(2) Sub-Advised by: BlackRock Investment Management, LLC	0.62%	-	-	0.25%	0.54%	0.27%
Investment Objective: Seeks current income and preservation of capital.	Transamerica BlackRock iShares Active Asset Allocation - Conservative VP - Service Class(3) Sub-Advised by: BlackRock Investment Management, LLC	0.93%	-	-	6.65%	5.72%	4.37%
Investment Objective: Seeks capital appreciation and current income.	Transamerica BlackRock iShares Active Asset Allocation - Moderate VP - Service Class(4) Sub-Advised by: BlackRock Investment Management, LLC	0.92%	-	-	3.25%	5.34%	4.29%
Investment Objective: Seeks capital appreciation with current income as a secondary objective.	Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP - Service Class(5) Sub-Advised by: BlackRock Investment Management, LLC	0.95%	-	-	-2.08%	4.70%	3.97%

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/20)
					1 year	5 years	10 years
Investment Objective: Seeks capital appreciation and income.	Transamerica BlackRock iShares Dynamic Allocation - Balanced VP - Service Class(6) Sub-Advised by: BlackRock Investment Management, LLC	0.91%	-	-	-0.55%	4.13%	4.38%
Investment Objective: Seeks capital appreciation and income.	Transamerica BlackRock iShares Dynamic Allocation - Growth VP - Service Class(7) Sub-Advised by: BlackRock Investment Management, LLC	0.93%	-	-	-2.17%	4.07%	4.80%
Investment Objective: Seeks long-term capital appreciation and capital preservation.	Transamerica BlackRock iShares Edge 40 VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.64%	-	-	9.45%	6.11%	4.96%
Investment Objective: Seeks long-term capital appreciation and capital preservation.	Transamerica BlackRock iShares Edge 50 VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.64%	-	-	9.72%	-	-
Investment Objective: Seeks long-term capital appreciation with capital preservation as a secondary objective.	Transamerica BlackRock iShares Edge 75 VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.64%	-	-	10.26%	-	-
Investment Objective: Seeks long-term capital appreciation.	Transamerica BlackRock iShares Edge 100 VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.73%	-	-	9.88%	-	-
Investment Objective: Seeks capital appreciation with current income as a secondary objective.	Transamerica BlackRock Tactical Allocation VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	1.02%	-	-	13.19%	8.21%	7.16%
Investment Objective: Seeks long-term capital appreciation with current income as a secondary objective.	Transamerica Goldman Sachs 70/30 Allocation VP - Service Class Sub-Advised by: Goldman Sachs Asset Management, L.P.	1.15%	-	-	-	-	-
Investment Objective: Seeks long-term capital appreciation.	Transamerica International Focus VP - Service Class(8) Sub-Advised by: Epoch Investment Partners, Inc.	1.06%	-	-	20.58%	9.84%	6.87%
Investment Objective: Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Transamerica Janus Balanced VP - Service Class Sub-Advised by: Janus Capital Management LLC	1.01%	-	-	14.31%	11.08%	8.10%
Investment Objective: Seeks long-term capital appreciation.	Transamerica Janus Mid-Cap Growth VP - Service Class Sub-Advised by: Janus Capital Management LLC	1.08%	-	-	18.93%	15.26%	10.59%
Investment Objective: Seeks current income and preservation of capital.	Transamerica JPMorgan Asset Allocation - Conservative VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.02%	-	-	11.25%	7.26%	5.42%

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/20)
					1 year	5 years	10 years
Investment Objective: Seeks current income and preservation of capital.	Transamerica JPMorgan Asset Allocation - Growth VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.12%	-	-	24.36%	12.96%	9.47%
Investment Objective: Seeks capital appreciation and current income.	Transamerica JPMorgan Asset Allocation - Moderate VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.05%	-	-	12.28%	8.58%	6.47%
Investment Objective: Seeks capital appreciation with current income as a secondary objective.	Transamerica JPMorgan Asset Allocation - Moderate Growth VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.10%	-	-	14.66%	10.08%	7.56%
Investment Objective: Seeks total return, consisting of current income and capital appreciation.	Transamerica JPMorgan Core Bond VP - Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.77%	-	-	7.16%	4.11%	3.56%
Investment Objective: Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500®.	Transamerica JPMorgan Enhanced Index VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.88%	-	-	19.86%	14.54%	13.19%
Investment Objective: Seeks capital appreciation with current income as a secondary objective.	Transamerica JPMorgan International Moderate Growth VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.14%	-	-	14.54%	7.82%	5.19%
Investment Objective: Seeks growth from capital appreciation.	Transamerica JPMorgan Mid Cap Value VP–Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.13%	-	-	1.03%	7.68%	10.02%
Investment Objective: Seeks current income and preservation of capital.	Transamerica JPMorgan Tactical Allocation VP - Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.06%	-	-	12.10%	6.55%	5.46%
Investment Objective: Seeks high total return through the combination of income and capital appreciation.	Transamerica Madison Diversified Income VP - Service Class Sub-Advised by: Madison Asset Management. LLC	1.04%	-	-	7.95%	7.58%	6.27%
Investment Objective: Seeks to balance capital appreciation and income.	Transamerica Managed Risk - Balanced ETF VP - Service Class Sub-Advised by: Milliman Financial Risk Management LLC	0.66%	-	-	4.19%	6.24%	5.47%
Investment Objective: Seeks current income and preservation of capital.	Transamerica Managed Risk - Conservative ETF VP - Service Class Sub-Advised by: Milliman Financial Risk Management LLC	0.65%	-	-	4.91%	5.57%	4.94%
Investment Objective: Seeks capital appreciation as a primary objective and income as a secondary objective.	Transamerica Managed Risk - Growth ETF VP - Service Class Sub-Advised by: Milliman Financial Risk Management LLC	0.69%	-	-	4.22%	7.46%	6.53%

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/20)
					1 year	5 years	10 years
Investment Objective: Seeks capital appreciation.	Transamerica Market Participation Strategy VP - Service Class Sub-Advised by: PGIM Quantitative Solutions LLC(9)	0.97%	-	-	20.33%	9.88%	8.07%
Investment Objective: Seeks to maximize long-term growth.	Transamerica Morgan Stanley Capital Growth VP – Service Class Sub-Advised by: Morgan Stanley Investment Management Inc.	0.98%	-	-	117.29%	31.88%	22.37%
Investment Objective: Seeks high total return.	Transamerica Morgan Stanley Global Allocation VP - Service Class Sub-Advised by: Morgan Stanley Investment Management Inc.	1.07%	-	-	18.34%	8.86%	6.40%
Investment Objective: Seeks to provide capital appreciation and income while seeking to manage volatility.	Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP - Service Class Sub-Advised by: Milliman Financial Risk Management LLC	1.24%	-	-	6.49%	4.93%	3.29%
Investment Objective: Seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada.	Transamerica MSCI EAFE Index VP - Service Class Sub-Advised by: SSGA Funds Management, Inc.	0.43%	0.15%	0.58%	7.81%	-	-
Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stock, bonds and money market instruments.	Transamerica Multi-Managed Balanced VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC	0.87%	-	-	15.60%	10.58%	9.63%
Investment Objective: Seeks a combination of capital appreciation and income.	Transamerica PIMCO Tactical - Balanced VP - Service Class Sub-Advised by: Pacific Investment Management Company LLC	1.11%	-	-	8.86%	7.44%	5.08%
Investment Objective: Seeks a combination of capital appreciation and income.	Transamerica PIMCO Tactical - Conservative VP - Service Class Sub-Advised by: Pacific Investment Management Company LLC	1.12%	-	-	9.89%	7.27%	4.39%
Investment Objective: Seeks a combination of capital appreciation and income.	Transamerica PIMCO Tactical - Growth VP - Service Class Sub-Advised by: Pacific Investment Management Company LLC	1.14%	-	-	9.09%	8.07%	4.64%
Investment Objective: Seeks maximum total return consistent with preservation of capital and prudent investment management.	Transamerica PIMCO Total Return VP – Service Class Sub-Advised by: Pacific Investment Management Company LLC	0.92%	-	-	7.40%	4.29%	3.65%
Investment Objective: Seeks maximum real return, consistent with appreciation of capital.	Transamerica PineBridge Inflation Opportunities VP - Service Class Sub-Advised by: PineBridge Investments LLC	0.82%	-	-	8.69%	4.39%	2.66%
Investment Objective: Seeks long-term capital appreciation.	Transamerica Rothschild & Co Large Cap Value VP - Service Class Sub-Advised by: Rothschild & Co Asset Management US Inc. (“Rothschild”)	1.20%	-	-	-0.61%	-	-

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser (1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	Average Annual Total Returns (as of 12/31/20)
					1 year	5 years	10 years
Investment Objective: Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index	Transamerica S&P 500 Index VP - Service Class Sub-Advised by: SSGA Funds Management, Inc.	0.39%	0.15%	0.54%	17.98%	-	-
Investment Objective: Seeks to maximize total return.	Transamerica Small/Mid Cap Value VP – Service Class Sub-Advised by: Systematic Financial Management L.P. & Thompson, Siegel & Walmsley LLC	1.08%	-	-	3.74%	9.78%	9.58%
Investment Objective: Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.	Transamerica T. Rowe Price Small Cap VP – Service Class Sub-Advised by: T. Rowe Price Associates, Inc.	1.06%	-	-	23.30%	15.44%	14.12%
Investment Objective: Seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.	Transamerica TS&W International Equity VP – Service Class Sub-Advised by: Thompson, Siegel & Walmsley LLC	1.13%	-	-	6.20%	5.97%	4.66%
Investment Objective: Seeks to maximize long-term growth.	Transamerica WMC US Growth VP – Service Class Sub-Advised by: Wellington Management Company, LLP	0.90%	-	-	36.94%	20.37%	15.64%
Investment Objective: To provide long-term capital appreciation and reasonable current income.	Vanguard ® VIF Balanced Portfolio Advised by: Wellington Management Company, LLP	0.20%	0.60%	0.80%	10.68%	10.77%	9.88%
Investment Objective: To provide current income and low to moderate capital appreciation.	Vanguard ® VIF Conservative Allocation Portfolio Advised by: The Vanguard Group, Inc.	0.13%	0.60%	0.93%	11.73%	8.10%	7.38%
Investment Objective: Seeks to provide long-term capital appreciation.	Vanguard VIF International Portfolio Advised by: Baillie Gifford Overseas Ltd., M&G Investment Management Limited, and Schroder Investment Management North America Inc.	0.38%	0.60%	0.98%	57.58%	21.30%	12.10%
Investment Objective: Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	Vanguard ® VIF Mid-Cap Index Portfolio Advised by: Vanguard Equity Investment Group	0.17%	0.60%	0.77%	18.07%	13.14%	12.26%
Investment Objective: Seeks to provide capital appreciation and a low to moderate level of current income.	Vanguard ® VIF Moderate Allocation Portfolio Advised by: The Vanguard Group, Inc.	0.13%	0.60%	0.73%	13.77%	9.80%	-
Investment Objective: Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measure the performance of publicly traded equity REITs and other real estate-related investments.	Vanguard VIF Real Estate Index Portfolio Advised by: Vanguard Equity Investment Group	0.26%	0.60%	0.86%	-4.85%	5.66%	8.60%
Investment Objective: Seeks to provide current income while maintaining limited price volatility.	Vanguard VIF Short-Term Investment-Grade Portfolio Advised by: Vanguard's Fixed Income Group	0.14%	0.60%	0.74%	5.49%	3.39%	2.73%
Investment Objective: Seeks to track the performance of a broad, market-weighted bond index.	Vanguard VIF Total Bond Market Index Portfolio Advised by: Vanguard's Fixed Income Group	0.14%	0.60%	0.74%	7.58%	4.36%	3.71%

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
(1)	Some Subaccounts may be available for certain policies and may not be available for all policies. You should work with Your registered representative to decide which Subaccount(s) may be appropriate for You based on a thorough analysis of Your particular insurance needs, financial objective, investment goals, time horizons, and risk tolerance.
(2)	There can be no assurance that any money market portfolio offered under this Policy will be able to maintain a stable net asset value per share during extended periods of low interest rates, and partly as a result of Policy charges, the yield on the money market Subaccount may become extremely low and possibly negative.
(3)	Effective on or about November 1, 2021 Transamerica QS Investors Active Asset Allocation - Conservative VP will be renamed Transamerica BlackRock iShares Active Asset Allocation - Conservative VP.
(4)	Effective on or about November 1, 2021 Transamerica QS Investors Active Asset Allocation - Moderate VP will be renamed Transamerica BlackRock iShares Active Asset Allocation - Moderate VP.
(5)	Effective on or about November 1, 2021 Transamerica QS Investors Active Asset Allocation - Moderate Growth VP will be renamed Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP.
(6)	Effective on or about November 1, 2021 Transamerica Legg Mason Dynamic Allocation - Balanced VP will be renamed Transamerica BlackRock iShares Dynamic Allocation - Balanced VP.
(7)	Effective on or about November 1, 2021 Transamerica Legg Mason Dynamic Allocation - Growth VP will be renamed Transamerica BlackRock iShares Dynamic Allocation - Growth VP.
(8)	Effective on or about November 1, 2021 Transamerica International Growth VP sub-advised by TDAM USA Inc. will be renamed Transamerica International Focus VP and will be sub-advised by Epoch Investment Partners, Inc.
(9)	Effective on or about September 27, 2021 Transamerica Market Participation Strategy VP will have a sub-adviser change from Quantitative Management Associates LLC (QMA LLC) to PGIM Quantitative Solutions LLC.
NOTE: All underlying fund portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the sub-advisers unless otherwise indicated.
There are no Portfolios that have been closed to new investments or new investors.
Certain Subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any Subaccount at any time. In some cases, a Subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a Subaccount, please contact Your financial intermediary or our Administrative Office.

The Prospectus and Statement of Additional Information (SAI) include additional information. The Prospectus and SAI which have the same effective date as this summary prospectus are incorporated by reference as amended or supplemented. The Prospectus and SAI are available without charge upon request. For a free copy call us at (800)525-6205 or write us at:
Transamerica Life Insurance Company or Transamerica Financial Life Insurance Company
6400 C Street S.W.
Cedar Rapids, IA 52499
Reports and other information about the Separate Account are available on the SEC’s website at sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is #C000216274 for TLIC and #C000216283 for TFLIC